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Exhibit 10.1

Concordia Bus Nordic AB (publ)

9.125% Senior Secured Notes due August 1, 2009

Purchase Agreement

January 16, 2004

Goldman Sachs International and
J.P. Morgan Securities Ltd.
    as representatives of the several
    Purchasers named in Schedule I hereto,
c/o Goldman Sachs International
Peterborough Court
133 Fleet Street
London EC4A 2BB

Ladies and Gentlemen:

        Concordia Bus Nordic AB (publ), a corporation incorporated under the laws of Sweden (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of €130,000,000 principal amount of the Senior Secured Notes specified above (the "Securities").

        The Securities will be (i) guaranteed by the Company's direct parent company as of the Time of Delivery, Concordia Bus Nordic Holding AB ("Holding"), and by all of the Company's subsidiaries party hereto, which represent all of the Company's operating subsidiaries (the "Subsidiary Guarantors" and, together with Holding, the "Guarantors") and (ii) secured on a first-priority basis by a pledge by Holding of all of the shares in the Company, a pledge by the Company of all of the shares in its operating subsidiaries, certain other security, including a pledge by Swebus Busco AB of all of the buses it owns and a pledge by Swebus AB of a floating charge over its assets, and a pledge by the Company of certain secured intercompany loans to Swebus AB and Swebus Busco AB, in each case pursuant to pledges and other security documents in favor of Deutsche Trustee Company Limited as security trustee (the "Security Trustee"). Such pledges and other security documents are hereinafter referred to as the "Security Documents".

        The net proceeds from the issuance and sale of the Securities, together with cash on hand, will be used by the Company to repay in full all amounts owing as of the Time of Delivery (as defined below) under the Company's term loan facility and revolving credit facility and overdraft facility. Upon such repayment such facilities will be terminated.

        1.     Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

          (a)   A preliminary offering circular, dated January 8, 2004 (the "Preliminary Offering Circular") and an offering circular, dated January 16, 2004 (the "Offering Circular"), in each case including the United States supplement thereto, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(g)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular and the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the

  Purchasers expressly for use therein, it being understood and agreed that the only such information furnished to the Company by the Purchasers is that described in Section 8(b) hereof;

          (b)   Neither Holding, the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements of the Company included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of Holding, the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Holding, the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular;

          (c)   Each of the Company and the Guarantors has good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Holding, the Company and its subsidiaries; and any material real property and buildings, and any buses and other vehicles, held under lease by the Company and its subsidiaries are held by each of them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and buildings and buses and other vehicles by the Company and its subsidiaries;

          (d)   Each of the Company and the Guarantors subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Company and the Guarantors is not in liquidation (Sw. likvidation) or bankruptcy (Sw. konkurs) nor subject to business reorganisation (Sw. företagsrekonstruktion) and no steps have been taken or are being taken to wind up (Sw. likvidera) the Company or any Guarantor;

          (e)   The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company is a direct wholly owned subsidiary of Concordia Bus AB and, as of the Time of Delivery, will be a direct wholly owned subsidiary of Holding, and, as of the Time of Delivery, except for the shares of the Company, Holding will not directly or indirectly own any shares or other equity securities or other equity interests in any firm, partnership, joint venture or other entity; the subsidiaries of the Company party hereto include all of the Company's operating subsidiaries, and all of the issued shares of capital stock of such subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the only other subsidiaries of the Company (other than the subsidiaries party hereto) are those set forth in the Offering Circular and each such other subsidiary is dormant, has no operations and conducts no business, and has no material properties or assets;

          (f)    There are no restrictions on subsequent transfers of the Securities under the laws of Sweden;

          (g)   Each of the Company and the Guarantors has all requisite corporate power and authority to enter into this Agreement; and this Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors;

          (h)   The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the indenture to be dated January 22, 2004 (the "Indenture") between the Company, the Guarantors), as guarantors, and Deutsche Bank Trust Company Americas as trustee (the "Trustee") under which they are to be issued, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether enforcement is sought in a proceeding in equity or at law); the Indenture (i) has been duly authorized and, when executed and delivered by the Company and the Guarantors, will have been duly executed and delivered and (assuming due authorization, execution and delivery thereof by the Trustee) will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether enforcement is sought in a proceeding in equity or at law), and (ii) complies as to form in all material respects with the requirements of the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the United States Securities and Exchange Commission (the "Commission") applicable to an indenture which is qualified thereunder; the Registration Rights Agreement (as defined below) has been duly authorized and, when executed and delivered by the Company and the Guarantors, will be validly executed and delivered and (assuming due authorization, execution and delivery thereof by the Purchasers) will constitute a valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether enforcement is sought in a proceeding in equity or at law); each of the Security Documents has been duly authorized and, when executed and delivered, will have been duly executed and delivered by the Company or the respective Guarantor party thereto and will constitute valid and legally binding obligations of the Company or such Guarantor, as the case may be, enforceable against such party in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether enforcement is sought in a proceeding in equity or at law); and the Indenture, the Securities, the Registration Rights Agreement, and the Security Documents each will conform, in all material respects, to the respective descriptions thereof in the Offering Circular and the Indenture, the Securities and the Security Documents will be in the form previously delivered to the Purchasers or, in the case of the Registration Rights Agreement, in the form attached hereto as Annex II;

          (i)    The securities (the "Exchange Securities") to be offered and exchanged in an exchange offer (the "Exchange Offer") for the Securities pursuant to the exchange and registration rights agreement to be entered into by the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement") have been duly authorized and, when issued and delivered pursuant to the Exchange Offer, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Indenture subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether enforcement is sought in a proceeding in equity or at law);

          (j)    None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation by Holding, the Company or any of its subsidiaries, or to the Company's knowledge, by anyone else of Section 7 of the United States Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System of the United States;

          (k)   Each of the Company and the Guarantors is a "foreign issuer" as defined in Rule 902 under the Act; and there is no "substantial U.S. market interest" in the debt securities of the Company or any of the Guarantors within the meaning of Rule 903(c)(1) under the Act;

          (l)    The issue and sale of the Securities and the Exchange Securities, the use of the proceeds therefrom in the manner contemplated in the Offering Circular, and the execution, delivery and performance of, and the compliance by the Company and the Guarantors with all of the provisions of, the Securities, the Registration Rights Agreement, the Indenture, the Security Documents and this Agreement, and the consummation of the transactions herein and therein contemplated will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the indenture in respect of the 11% senior subordinated notes due 2010 (the "Senior Subordinated Notes Indenture") issued by Concordia Bus AB; (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, charge, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which Holding, the Company or any of its subsidiaries is a party or by which Holding, the Company or any of its subsidiaries is bound or to which any of the properties or assets of Holding, the Company or any of its subsidiaries is subject; (iii) result in any violation of the provisions of the constitutive documents of Holding, the Company or any of its subsidiaries or any statute; (iv) result in any violation of any order, rule or regulation of any court, central bank, stock exchange or governmental or quasi-governmental agency or body ("Governmental Agency") having jurisdiction over Holding, the Company or any of its subsidiaries or any of their properties; (v) result in the imposition or creation of (or the obligation to create or impose) a lien under any agreement or instrument (other than pursuant to the terms of the Indenture and the Security Documents) to which Holding, the Company or any of its subsidiaries is a party or by which Holding, the Company or any of its subsidiaries or their respective property is bound; (vi) result in the suspension, termination or revocation of any governmental authorization, approval, consent or license ("Governmental Authorization") of or with any Governmental Agency held or previously obtained by or on behalf of Holding, the Company or any of its subsidiaries; or (vii) require any Governmental Authorizations, except such Governmental Authorizations as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers, and except in the case of the Exchange Securities, for the filing of a registration statement by the Company and the Guarantors with the Commission pursuant to the Act pursuant to the Registration Rights Agreement;

          (m)  Neither Holding, the Company nor any of its subsidiaries is in violation of its constitutive documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, charge, deed of trust, loan agreement, guarantee, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound; and Concordia Bus AB is not in violation of its constitutive documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture (including, without limitation, the Senior Subordinated Notes Indenture), mortgage, charge, deed of trust, loan agreement, guarantee, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (n)   The statements set forth in the Offering Circular under the captions "Description of Notes" insofar as they purport to constitute a summary of the terms of the Securities and the Indenture and the Security Documents, under the caption "Certain Tax Considerations", and under the captions, "Description of Other Material Indebtedness", "Exchange and Registration Rights Agreement", and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; and the information set forth in the Offering Circular under the heading "Annex A—Summary of Material Differences Between Swedish GAAP and US GAAP" includes a fair summary, in all material respects, of the differences between accounting principles generally accepted in the United States and accounting principles generally accepted in Sweden as identified therein;

          (o)   Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which Holding, the Company or any of its subsidiaries is a party or of which any property of Holding, the Company or any of its subsidiaries is the subject which, if determined adversely to Holding, the Company or any of its subsidiaries would individually or in the aggregate have a material adverse effect on the current or future financial position, business prospects, shareholders' equity or results of operations of Holding, the Company and its subsidiaries taken as a whole; and, to the best of the Company's and each Guarantor's knowledge, no such proceedings are threatened or contemplated by Governmental Authorities or threatened by others;

          (p)   No Governmental Authorization is required to effect payments of principal, premium, if any, and interest, special interest and additional amounts on the Securities and on the Exchange Securities;

          (q)   All interest and other distributions on the Securities and the Exchange Securities may, under the current laws and regulations of Sweden, Norway and Finland (each, a "Relevant Jurisdiction"), be paid in Euros and all such interest and other distributions on the Securities and the Exchange Securities will not be subject to withholding or other taxes under the laws and regulations of any Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein and are otherwise free and clear of any other tax, withholding or deduction in each Relevant Jurisdiction, provided that payment is not made to a resident or legal entity of, or permanent establishment in, any Relevant Jurisdiction;

          (r)   No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers (provided such Purchasers are not acting, or deemed to be acting, through a permanent establishment in any Relevant Jurisdiction) to any Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein in connection with (A) the initial issuance, sale and delivery by the Company and the Guarantors of the Securities to or for the account of the Purchasers, (B) the sale and delivery by the Purchasers of the Securities to subsequent purchasers thereof, as contemplated hereby, and (C) the execution, delivery and performance of the Securities, the Exchange Securities, the Indenture, the Security Documents, the Registration Rights Agreement or this Agreement;

          (s)   Holding, the Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Offering Circular other than for such exceptions as would not have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of Holding, the Company and its subsidiaries;

          (t)    Neither Holding, the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor;

          (u)   When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (v)   None of the Company or the Guarantors is, and after giving effect to the offering and sale of the Securities, none of the Company or the Guarantors will be an "investment company" or be required to register as an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (w)  Neither the Company, nor any affiliate of the Company, nor any person (other than the Purchasers) acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, and each affiliate of the Company, and each person (other than the Purchasers) acting on its or their behalf, has complied with and will implement the "offering restrictions" within the meaning of Rule 903 under the Act;

          (x)   Neither the Company, nor any affiliate of the Company nor any person (other than the Purchasers) acting on its or their behalf has offered or sold the Securities in contravention of securities laws in Sweden;

          (y)   Neither the Company, nor any affiliate of the Company, nor any other person acting on behalf of the Company or any affiliate of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

          (z)   No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company or any Guarantor that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any Guarantor or any securities of the Company or of any Guarantor or to Concordia Bus AB or any securities of Concordia Bus AB or (ii) any change in the outlook for any rating of the Company or any Guarantor or of any of its or their securities or of Concordia Bus AB or any of its securities;

          (aa) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (bb) Deloitte & Touche AB, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (cc) The audited and unaudited consolidated financial statements of the Company and its subsidiaries contained in the Offering Circular and the Preliminary Offering Circular (i) present and presented fairly and accurately the financial position of the Company and its subsidiaries at their respective dates and the results of the operations of the Company and its subsidiaries for the periods covered thereby, (ii) have been (save insofar as may be expressly stated therein) prepared in accordance with accounting principles generally accepted in Sweden and pursuant to the relevant laws of Sweden in force at the time of preparation of such financial statements and which have been consistently applied and (ii) to the best of the Company's and each Guarantor's knowledge after due inquiry, comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act;

          (dd) To the best of the Company's and each Guarantor's knowledge after due inquiry, the pro forma financial information (including the notes thereto) relating to the Company and its subsidiaries included in the Offering Circular and the Preliminary Offering Circular (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission's rules and guidelines, and (iii) have been correctly computed on the basis described therein; the assumptions used in the preparation of the pro forma financial information included in the Offering Circular and the Preliminary Offering Circular are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

          (ee) The claims of the holders of the Securities will rank at least pari passu with the claims of all other unsubordinated unsecured creditors of the Company, present and future (except for such claims which may be mandatorily preferred from time to time under applicable Swedish laws, and except as expressly set forth in the Offering Circular); and the claims of the holders of the Securities under the guarantees in respect thereto will, except as expressly set forth in the Offering Circular, rank at least pari passu with the claims of all other unsubordinated unsecured creditors of the respective Guarantors thereunder, present and future (except for such claims which may be mandatorily preferred from time to time under applicable laws);

          (ff)  Other than the holders of the Securities pursuant to the Registration Rights Agreement, no holder of any security of the Company or any Guarantor has or will have any right to require the registration of such security by virtue of any transactions contemplated by this Agreement or the Registration Rights Agreement;

          (gg) Holding, the Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks which they believe are adequate for the conduct of their respective businesses and the value of their respective properties;

          (hh) Holding, the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, rights in a registered design, design rights, database rights, copyrights and licenses (in each case, whether or not registered and including applications for the same) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses as now being conducted and as described in the Offering Circular will conflict with, and have not received any notice of any claim of conflict with, any such rights of others;

          (ii)   Except as described in the Offering Circular, no relationship, direct or indirect, exists between or among the Company and any Guarantor on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company and any Guarantor on the other hand, which, if Item 404 of Regulation S-K of the Act were applicable, would be required to be described in the Offering Circular which is not so described;

          (jj)   No labor disturbance by the employees of Holding, the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a material adverse effect on the current or future financial position, business prospects, shareholders' equity or results of operations of Holding, the Company and its subsidiaries;

          (kk) Each of Holding, the Company and its subsidiaries has filed all material tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to Holding, the Company or any of its subsidiaries which has had, nor does the Company or any Guarantor have any knowledge of any tax deficiency which, if determined adversely to Holding, the Company or any of its subsidiaries could reasonably be expected to have, a material adverse effect on the current or future financial position, business prospects, shareholders' equity or results of operations of Holding, the Company and its subsidiaries;

          (ll)   Since the date as of which information is given in the Preliminary Offering Circular through the date hereof, and except as may otherwise be disclosed in the Offering Circular, neither Holding, the Company nor any of its subsidiaries has (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock;

          (mm) Neither Holding, the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of Holding, the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, pay off, influence payment, kickback or other unlawful payment; and no part of the proceeds from the sale of the Securities will be used, directly or indirectly, for any payment of a kind described above in this clause (mm);

          (nn) Neither the sale of the Securities by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Holding, the Company nor any of its subsidiaries (a) is or will become a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such person. Each of Holding, the Company and its subsidiaries is in compliance, in all material respects, with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001; and

          (oo) Except as described in the Offering Circular, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Holding, the Company or any of its subsidiaries (or, to the knowledge of the Company and the Guarantors, as applicable, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by Holding, the Company or any of its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the current or future financial position, business prospects, shareholders' equity or results of operations of Holding, the Company and its subsidiaries.

        2.     Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.375% of the principal amount thereof, plus accrued interest from January 22, 2004, if any, to the Time of Delivery (as defined below) hereunder, the respective principal amounts of the Securities set forth opposite the names of the several Purchasers in Schedule I hereto.

        3.     Upon the authorization by the Purchasers of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby, severally and not jointly, represents and warrants to and agrees with the Company that:

          (a)   It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A and (ii) persons outside the United States, upon the terms and conditions set forth in Annex I to this Agreement;

          (b)   It is an institutional "accredited investor" within the meaning of Rule 501 under the Act; and

          (c)   It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act; and

        4.     (a) The Securities to be purchased by the Purchasers hereunder will be represented by one or more global Securities in registered form which will be registered in the name of a nominee of, and deposited by or on behalf of the Company with, a common depositary of the Euroclear System ("Euroclear") and Clearstream Banking ("Clearstream") or its designated custodian. The Company will deliver the Securities to the Purchasers, against payment by or on behalf of the Purchasers of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in same day funds, or wire transfer to an account designated by the Company, by causing Euroclear and Clearstream to credit the Securities to the account of the Purchasers at Euroclear and Clearstream. The Company will cause the certificates representing the Securities to be made available to the Purchasers for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Euroclear and Clearstream or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., London time, on January 22, 2004 or such other time and date as the Purchasers and the Company may agree upon in writing (the "Time of Delivery").

        (b)   The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities, will be delivered at such time and date at the offices of Allen & Overy in London, England (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., London time, on the London Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "London Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in London are generally authorized or obligated by law or executive order to close.

        5.     The Company and the Guarantors, jointly and severally, agree with each of the Purchasers:

          (a)   To prepare the Preliminary Offering Circular and the Offering Circular in a form approved by the Purchasers; to make no further amendment or any supplement to the Preliminary Offering Circular or the Offering Circular which shall be reasonably disapproved by the Purchasers promptly after reasonable notice thereof; and to furnish the Purchasers with copies thereof in such quantities as the Purchasers may from time to time reasonably request;

          (b)   Promptly from time to time to take such action as the Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c)   To furnish the Purchasers with five (5) copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as the Purchasers may from time to time reasonably request, and if, at any time prior to the expiration of forty (40) days after the date of the Offering Circular or such later date (but not later than nine months from the date of the Offering Circular) as the Purchasers may inform the Company as to the completion of the distribution of the Securities, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify the Purchasers and upon the Purchasers' request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as the Purchasers may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

          (d)   During the period beginning from the date hereof and continuing to the date six months after the Time of Delivery not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities (other than the Exchange Securities) without the Purchasers' prior written consent;

          (e)   Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

          (f)    To comply with the reporting obligations provided for in section 1019 of the Indenture;

          (g)   To furnish, at any time when the Company is not exempt from registration under Section 12(b) of the Exchange Act nor subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, at the Company's expense, upon request, to holders of Securities and prospective purchasers of securities information (any such information is referred to herein as the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

          (h)   To use its best efforts to cause the Securities to be listed on the Luxembourg Stock Exchange and thereafter use its best efforts to maintain such listing;

          (i)    During a period of three years from the date of the Offering Circular, to furnish to the Purchasers copies of all reports or other communications (financial or other) furnished to holders of the Securities, holders of any securities issued under the Senior Subordinated Indenture, or shareholders of the Company, and to deliver to the Purchasers (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company are listed; and (ii) such additional information concerning the business and financial condition of the Company and the Guarantors as any Purchaser may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (j)    Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in a violation of Regulation M under the Act or any other laws, rules or regulation in any jurisdiction relating to stabilization or manipulation of the price of any security of the Company or any Guarantor to facilitate the sale or resale of the Securities;

          (k)   Prior to the Time of Delivery, to enter into the Registration Rights Agreement in the form attached hereto as Annex II, and to enter into, and to cause each of the Guarantors intended to be party thereto to enter into, as the case may be, each of the Security Documents in the form previously delivered to the Purchasers;

          (l)    During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

          (m)  To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

          (n)   Neither the Company, nor any affiliate of the Company, nor any person (other than the Purchasers) acting on its or their behalf will offer or sell the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act;

          (o)   The Company, each affiliate of the Company, and each person (other than the Purchasers) acting on its or their behalf has complied with and will comply with the "offering restrictions" within the meaning of Rule 903 under the Act;

          (p)   Not to distribute, or cause to be distributed, any Preliminary Offering Circular or the Offering Circular or any other offering material relating to the Securities in contravention of securities laws in the relevant local jurisdiction; and

          (q)   To pay any amounts due as a result of any value added taxes ("VAT") payable by either of the Purchasers in respect of commissions (whether or not paid as discounts), fees or expenses payable or reimbursable by the Company pursuant to this Agreement.

        6.     The Company covenants and agrees with each of the Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel (including its U.S., Swedish, Finnish and Norwegian counsels) and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and to dealers; (ii) the cost of printing or producing this Agreement, the Registration Rights Agreement, the Indenture, the Security Documents, all closing documents (including any compilations thereof) and all other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and the Security Trustee and any agent of the Trustee and/or the Security Trustee and the fees and disbursements of U.S., Swedish, Norwegian and Finnish counsel for the Trustee and for the Security Trustee; (vii) all out-of-pocket expenses (including all costs and expenses incurred in connection with roadshows, and all fees, disbursements and expenses of U.S. and Swedish counsel to the Purchasers) incurred by the Purchasers in connection with the transactions contemplated hereby; (viii) all expenses and taxes arising as a result of the issuance, sale and delivery of the Securities and of the sale and delivery of the Securities by the Purchasers to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any Swedish income, capital gains, withholding, transfer or other tax asserted against any of the Purchasers by reason of the purchase and sale of the Securities pursuant to this Agreement; (ix) any costs incurred in connection with the listing of the Securities on the Luxembourg Stock Exchange; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 8 hereof, the Purchasers will pay all of their own costs and expenses, transfer taxes on resale of any of the Securities by them, and any advertising expenses, other than in connection with the road show, connected with any offers they may make.

        7.     The obligations of the Purchasers hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, to the condition that the Company and Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and to the following additional conditions:

          (a)   Allen & Overy, U.S. counsel for the Purchasers, shall have furnished to the Purchasers such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (E)-(I) and (O)-(R) of subsection (b) below (but excluding from the foregoing opinions in respect of due authorization) as well as such other related matters as the Purchasers may reasonably request; and Advokatfirman Vinge KB, Swedish counsel for J.P. Morgan Securities Ltd., as a Purchaser, shall have furnished to J.P. Morgan Securities Ltd. such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (E)-(J), (L), (N), (O) and (U)-(Z) of subsection (b) below as well as such other related matters as J.P. Morgan Securities Ltd. may reasonably request; and each such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (b)   Clifford Chance, U.S. counsel for the Company, Advokatfirman Lindahl KB, Swedish counsel for the Purchasers and the Company, Advokatfirmaet Haavind Vislie, Norwegian counsel for the Company and the Purchasers, and Hannes Snellman, Attorneys at Law Ltd., Finnish counsel for the Company and the Purchasers, each shall have furnished to the Purchasers their written opinion, dated the Time of Delivery, with respect to, collectively, the matters covered in the paragraphs below, each in form and substance satisfactory to the Purchasers, to the effect that:

            (A)  The Company has been duly incorporated and is validly existing as a corporation under the laws of Sweden with power and authority (corporate and other) to enter into this Agreement, the Indenture, the Registration Rights Agreement and the Security Documents to which it is party, and (with respect to any properties owned) to own its properties and conduct its business as described in the Offering Circular and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and the Company is not in liquidation (Sw. likvidation) or bankruptcy (Sw. konkurs) nor subject to business reorganisation (Sw. företagsrekonstruktion) and no steps have been taken or are being taken to wind up (Sw. likvidera) the Company;

            (B)  Holding and each Subsidiary Guarantor has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each Subsidiary Guarantor has been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and each of Holding and the Subsidiary Guarantors is not in liquidation (Sw. likvidation) or bankruptcy (Sw. konkurs) nor subject to business reorganisation (Sw. företagsrekonstruktion) and no steps have been taken or are being taken to wind up (Sw. likvidera) Holding or any Subsidiary Guarantor;

            (C)  The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (D)  To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which Holding, the Company or any of its subsidiaries or Concordia Bus AB is a party or of which any property of Holding, the Company or any of its subsidiaries or Concordia Bus AB is the subject which, if determined adversely to Holding, the Company, any of its subsidiaries or Concordia Bus AB, as the case may be, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, business prospects, shareholders' equity or results of operations of Holding, the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (E)  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

            (F)  The Securities have been duly authorized and when duly executed by the Company and the Guarantors and, assuming due authentication by the Trustee, upon delivery will have been validly issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors enforceable in accordance with their terms and entitled to the benefits provided by the Indenture; and the Securities conform to the description thereof in the Offering Circular;

            (G)  The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors, and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument, enforceable in accordance with its terms, and subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture conforms to the description thereof in the Offering Circular; and the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

            (H)  The Exchange Securities have been duly and validly authorized by the Company and the Guarantors and, if and when duly issued, authenticated and delivered in accordance with the Exchange Offer pursuant to the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable in accordance with its terms, entitled to the benefits provided by the Indenture; and the Exchange Securities will conform to the descriptions thereof in the Offering Circular;

            (I)   The Registration Rights Agreement has been duly authorized and, when executed by the Company and the Guarantors, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the Purchasers) will constitute valid and legally binding obligations of the Company and the Guarantors enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and, as to rights of indemnification, by principles of public policy;

            (J)   Each of the Security Documents has been duly authorized and, when executed by the Company and the Guarantors, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by the Security Trustee, if applicable) will constitute a valid and legally binding obligation of the Company and such Guarantors, as the case may be, enforceable in accordance with their respective terms; and each of the Security Documents creates and perfects, in favor of the Security Trustee for the benefit of the holders of the Securities, as security for the obligations of the Company and the Guarantors under the Securities and the Indenture, the security interests purported to be granted thereunder and such security interests are first priority security interests, free and clear of all liens or encumbrances;

            (K)  The issue and sale of the Securities and the Exchange Securities, the use of the proceeds therefrom in the manner contemplated in the Offering Circular and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement, the Security Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Senior Subordinated Notes Indenture; (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, charge, deed of trust, loan agreement, guarantee, lease or other agreement or instrument known to such counsel to which Holding, the Company or any of its subsidiaries is a party or by which Holding, the Company or any of its subsidiaries is bound or to which any of the property or assets of Holding, the Company or any of its subsidiaries is subject, (iii) result in any violation of the provisions of the constitutive documents of Holding, the Company or any of its subsidiaries or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over Holding, the Company or any of its subsidiaries or any of their properties; (iv) result in the imposition or creation of (or the obligation to create or impose) a lien under any agreement or instrument (other than pursuant to the terms of the Indenture) to which Holding, the Company or any of its subsidiaries is a party or by which Holding, the Company or any of its subsidiaries or their respective property is bound; (v) result in the suspension, termination or revocation of any Governmental Authorization of or with any Governmental Agency held or previously obtained by or on behalf of Holding, the Company or any of its subsidiaries or Concordia Bus AB; or (vi) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture (including, without limitation, the Senior Subordinated Notes Indenture), mortgage, charge, deed of trust, loan agreement, guarantee, lease or other agreement or instrument known to such counsel to which Concordia Bus AB is a party or by which Concordia Bus AB is bound or to which any of the property or assets of Concordia Bus AB is subject;

            (L)  No Governmental Authorization is required for the issue and sale of the Securities or the Exchange Securities or the consummation by the Company or the Guarantors of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except, in the case of the Exchange Securities, for the filing of a registration statement by the Company and the Guarantors with the Commission pursuant to the Act and pursuant to the Registration Rights Agreement and other than as described in the Offering Circular, and except such Government Authorizations as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

            (M) None of Holding, the Company or any of its subsidiaries is in violation of its constitutive documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, charge, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; and Concordia Bus AB is not in violation of its constitutive documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture (including, without limitation, the Senior Subordinated Notes Indenture), mortgage, charge, deed of trust, loan agreement, guarantee, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (N)  The claims of the holders of the Securities and the Exchange Securities will rank at least pari passu with the claims of all other unsubordinated secured creditors of the Company, present and future (except for such claims which may be mandatorily preferred from time to time under Swedish insolvency laws); and the claims of the holders of the Securities under the guarantees in respect thereto will at least rank pari passu with the claims of all other unsubordinated secured creditors of the respective Guarantors thereunder, present and future (except for such claims which may be mandatorily preferred from time to time under applicable insolvency laws);

            (O)  The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, the Indenture and the Security Documents, under the caption "Certain Tax Considerations", and under the captions, "Description of Other Material Indebtedness", "Exchange and Registration Rights Agreement" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (P)   No registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer and sale of the Securities by the Company to the Purchasers and the initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;

            (Q)  Under the laws of the State of New York relating to personal jurisdiction, each of the Company and the Guarantors has, pursuant to Section 16 of this Agreement, Section 9(i) of the Registration Rights Agreement, and Section 114 of the Indenture (i) validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement, the Registration Rights Agreement, or the Indenture, respectively, or the transactions contemplated hereby or thereby, (ii) validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (iii) validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 16 hereof, Section 9(i) of the Registration Rights Agreement, and Section 114 of the Indenture; and service of process effected on such agent in the manner set forth in Section 16 hereof, Section 9(i) of the Registration Rights Agreement, and Section 114 of the Indenture will be effective to confer valid personal jurisdiction over the Company or the Guarantors, as the case may be, with respect to this Agreement, the Registration Rights Agreement and the Indenture, respectively;

            (R)  Such counsel has no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (S)   Neither the Company nor any of the Guarantors is an "investment company", or required to register as an "investment company", as such term is defined in the Investment Company Act;

            (T)  Holding, the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Holding, the Company and its subsidiaries; and any real property and buildings, and any buses and other vehicles, held under lease by Holding, the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings and buses and other vehicles by Holding, the Company or any of its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of Holding, the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by Holding, the Company or any of its subsidiaries, as applicable, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of Holding, the Company or its subsidiaries, as the case may be, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

            (U)  No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Purchasers to any Relevant Jurisdiction or to any political subdivision or taxing authority thereof or therein in connection with (A) issuance, sale and delivery by the Company of the Securities to or for the account of the Purchasers or (B) the sale and delivery by the Purchasers of the Securities to the initial purchasers thereof in the manner contemplated herein;

            (V)  The agreement of each of the Company and the Guarantors to the choice of law provisions set forth in Section 19 hereof, in Section 9(k) of the Registration Rights Agreement, and Section 112 of the Indenture, will be recognized by the courts of its jurisdiction of incorporation; each of the Company and the Guarantors can sue and be sued in its own name under the laws of its jurisdiction of incorporation; the irrevocable submission of each of the Company and the Guarantors to the non-exclusive jurisdiction of a New York Court, the waiver by each of the Company and the Guarantors of any objection to the venue of a proceeding of a New York Court and the agreement of each of the Company and the Guarantors that this Agreement, the Registration Rights Agreement, and the Indenture shall each be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding, insofar as the laws of the respective jurisdictions of the Company and the Guarantors are concerned; service of process effected in the manner set forth in Section 16 hereof, Section 9(i) of the Registration Rights Agreement and Section 114 of the Indenture each will be effective to confer valid personal jurisdiction over each of the Company and the Guarantors, insofar as the laws of its jurisdiction of incorporation are concerned; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company and the Guarantors under this Agreement, the Registration Rights Agreement or the Indenture would be enforceable against the Company and the Guarantors, as the case may be, in the courts of their respective jurisdictions of incorporation;

            (W) Neither the Company, nor any of the Guarantors, is entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities or the Security Documents and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities or the Security Documents and the waiver by each of the Company and the Guarantors of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company or such Guarantor may become entitled subsequent to the date of this Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement, the Registration Rights Agreement, the Indenture, the Securities or the Security Documents is a valid and binding obligation of the Company under Swedish law and each of the Guarantors under the laws of the jurisdiction of its organization;

            (X)  The indemnification and contribution provisions set forth in Section 8 hereof and in Section 6 of the Registration Rights Agreement do not contravene the public policy or laws of any Relevant Jurisdiction;

            (Y)  All interest on the Securities to be paid in Euros and all interest and other distributions on the Securities will not be subject to withholding or other taxes under the laws and regulations of any Relevant Jurisdiction and are otherwise free and clear of any other tax, withholding or deduction in each Relevant Jurisdiction and without the necessity of obtaining any Governmental Authorization in any Relevant Jurisdiction; and

            (Z)  No Governmental Authorization or filing with any Governmental Agency is required to effect payments of principal, premium, if any, and interest, special interest and additional amounts on the Securities or under any guarantee of the Guarantors in respect of the Securities;

          (c)   On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Deloitte & Touche AB shall have furnished to the Purchasers a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Purchasers, to the effect set forth in Annex III hereto;

          (d)   (i) None of Holding, the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements of the Company included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries or of Holding or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, business prospects, shareholders' equity or results of operations of Holding, the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in any of the Purchaser's judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

          (e)   On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities, or Concordia Bus AB's debt securities, by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act and (ii) no such organization has publicly announced or indicated to the Company or any Guarantor that it is considering (i)(A) the downgrading, suspension or withdrawal of, or any review for a possible downgrading of, any rating assigned to the Company or any Guarantor or any securities of the Company or of any Guarantor or assigned to Concordia Bus AB or any securities of Concordia Bus AB or (B) any change in the outlook for any rating of the Company or any Guarantor or of any of its or their securities or of Concordia Bus AB or any of its securities;

          (f)    On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, London Stock Exchange, Luxembourg Stock Exchange, and/or the Stockholm Stock Exchange; (ii) a suspension or material limitation in trading in the Company's or Concordia Bus AB's securities on the Luxembourg Stock Exchange; (iii) a general moratorium on commercial banking activities in New York, London or Sweden declared by the relevant authorities, a general moratorium on banking activities declared by the European Central Bank or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or Sweden, (iv) the imposition of exchange controls by the United States or Sweden; (v) a change or development involving a prospective change in United States, United Kingdom or Swedish taxation affecting the Company, the Securities or the transfer thereof; (vi) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Sweden or the declaration by the United States, the United Kingdom or Sweden of a national emergency or war or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Sweden, or elsewhere, if the effect of any such event specified in clause (vi) or (vii) in any of the Purchaser's judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

          (g)   The Securities have been designated for trading on the Luxembourg Stock Exchange;

          (h)   The Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee;

          (i)    The Purchasers shall have received a counterpart, conformed as executed, of each of the Security Documents which shall have been duly executed by the parties thereto, and the security interests created pursuant thereto shall be effective and the Security Trustee shall hold a perfected, first-priority security interest in the collateral purported to be created thereunder as of the Time of Delivery;

          (j)    The Company and the Guarantors shall duly have executed the Registration Rights Agreement in the form attached hereto as Annex II and the Purchasers shall have received an original fully executed copy thereof;

          (k)   Each of the Company and the Guarantors shall have furnished or caused to be furnished to the Purchasers at the Time of Delivery certificates of its officers satisfactory to the Purchasers as to the accuracy of its representations and warranties herein at and as of such Time of Delivery, as to the performance by it of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (d) of this Section and as to such other matters as the Purchasers may reasonably request; and

          (l)    Holding shall have become a direct wholly owned subsidiary of Concordia Bus AB and the Company shall have become a direct wholly owned subsidiary of Holding; and all steps necessary to have legally effected such corporate reorganization shall have been taken and the name of Interbus Finans AB shall have been legally changed to Concordia Bus Nordic Holding AB.

        8.     (a) Each of the Company and the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and each of the Company and the Guarantors, jointly and severally, will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable to a particular Purchaser in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein, it being understood and agreed that the only such information furnished to the Company by the respective Purchasers is that described in clause (b) of this Section 8.

        (b)   Each Purchaser will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein, it being understood and agreed that the only such information furnished to the Company by the respective Purchasers consists of the following information in the Preliminary Offering Circular and in the Offering Circular, in each case under the caption "Underwriting": the Purchasers provided the information described in the second and third sentences of the second paragraph thereof and in the first and third sentences of the fourth paragraph thereof; and Goldman Sachs International provided the information described in the first and second sentences of the thirteenth paragraph thereof and in the first sentence of the fifteenth paragraph thereof; and each Purchaser will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim relating to such Purchaser as such expenses are incurred.

        (c)   Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d)   If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (e)   The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors or any of them may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Purchaser, and each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of each Purchaser under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors and to each person, if any, who controls the Company or a Guarantor within the meaning of the Act.

        9.     (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, each Purchaser may in its discretion arrange for the other Purchasers (the "non-defaulting Purchasers") or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser the non-defaulting Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Purchasers to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the non-defaulting Purchasers notify the Company that the non-defaulting Purchasers have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Purchasers that it has so arranged for the purchase of such Securities, the non-defaulting Purchasers or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in the non-defaulting Purchasers' opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

        (b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by the non-defaulting Purchasers and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        (c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by the non-defaulting Purchasers and the Company as provided in subsection

(a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        10.   The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or any Guarantor or any officer or director or controlling person of the Company or any Guarantor, and shall survive delivery of and payment for the Securities.

        11.   If for any reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantors, jointly and severally, will reimburse the Purchasers for all out-of-pocket expenses approved in writing by them, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Guarantors shall then be under any further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

        12.   The Company confirms that it has been informed of the existence of the informational guidance published by the Financial Services Authority in relation to stabilisation.

        13.   In connection with the distribution of the Securities, Goldman Sachs International may over-allot or effect transactions which support the market price of the Securities and/or any associated securities at a level higher than that which might otherwise prevail, but in doing so Goldman Sachs International shall act as principal and not as agent of the Company. Stabilising, if commenced, may be discontinued at any time. Any loss resulting from over-allotment and stabilisation shall be borne, and any net profit arising therefrom shall be retained, by Goldman Sachs International for its own account.

        14.   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent to the Purchasers by mail, telex or facsimile transmission c/o Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, Attention: Special Execution Group, with a copy to J.P. Morgan Securities Ltd., 125 London Wall, London EC2Y 5AJ, Attention Eric Capp; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary, and if to any Guarantor shall be delivered or sent by mail, telex or facsimile transmission to such Guarantor care of the Company at such address of the Company. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        15.   This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, or the officers and directors of each Purchaser and each person who controls any Purchaser, as the case may be, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from a Purchaser shall be deemed a successor or assign by reason merely of such purchase.

        16.   Each of the Company and the Guarantors irrevocably (i) agrees that any legal suit, action or proceeding against it may be brought by any Purchaser, or by any officer or director or any Purchaser or any person who controls any Purchaser, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Guarantors irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Sweden. Each of the Company and the Guarantors has appointed CT Corporation System, New York, New York, as it authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Purchaser, or by any officer or director of any Purchaser or any person who controls any Purchaser, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointments shall be irrevocable. Each of the Company and the Guarantors, jointly and severally, represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or a Guarantor, as the case may be, shall be deemed, in every respect, effective service of process upon the Company or such Guarantor, as the case may be.

        17.   In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Guarantors (if the Company or any Guarantor is the obligor for such amount) will, jointly and severally, indemnify each Purchaser against any loss incurred by such Purchaser as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Purchaser is able to purchase United States dollars with the amount of judgment currency actually received by such Purchaser. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        18.   Time shall be of the essence of this Agreement.

        19.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        20.   This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to the Company twelve (12) counterparts hereof, and upon your acceptance hereof, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantors.

Very truly yours,
Concordia Bus Nordic AB (publ)
By:
Name:
Title:
Swebus AB
By:
Name:
Title:
Swebus Busco AB
By:
Name:
Title:
Swebus Express Bus AB
By:
Name:
Title:
Interbus AB
By:
Name:
Title:
Ingeniør M.O. Schøyens Bilcentraler AS
By:
Name:
Title:
Concordia Bus Finland Oy Ab
By:
Name:
Title:

Swebus Fastigheter AB
By:
Name:
Title:
Alpus AB
By:
Name:
Title:
Enköping-Bålsta Fastighetsbolag AB
By:
Name:
Title:
Malmfältens Omnibus AB
By:
Name:
Title:
Concordia Bus Nordic Holding AB
By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs International
By:
Name:
Title:
J.P. Morgan Securities Ltd.
By:
Name:
Title:

SCHEDULE I

Purchaser	Principal Amount of Securities to be Purchased
Goldman Sachs International	€65,000,000
J.P. Morgan Securities Ltd.	€65,000,000

Total	€130,000,000

ANNEX I

        (1)   The Securities have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

        Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

        (2)   Each Purchaser agrees that it will not offer or sell and, prior to the expiry of the period of six months from the closing date, will not offer or sell any of the Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended).

        Each Purchaser agrees that (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which section 21 (1) of the FSMA does not apply to the Issuer, and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

        (3)   Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

A-1

ANNEX II

FORM OF REGISTRATION RIGHTS AGREEMENT

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  Exhibit 10.1